VARIABLE ANNUITY ACCOUNT C

ING Life Insurance and Annuity Company

December 1, 2006 Supplement to the April 28, 2006 Contract Prospectus or Contract
Prospectus Summary

American Federation of Teachers-CT (“AFT-CT”)

In the early 1990’s, the AFT-CT endorsed the Company’s variable annuity contract.
Following this endorsement, it has permitted the Company to use the AFT-CT logo on
Company marketing materials, accepted paid Company advertisements in union publications, and allowed the Company access to certain union functions. During this same period, the Company made payments to AFT-CT for placement of advertising of the
Company’s variable annuity in the AFT-CT publications and contributed to the costs of certain AFT-CT sponsored events. Over the past several years, these payments have typically ranged from approximately $10,000-$12,000 per year. (See “Other Topics – Third
Party Compensation Arrangements” in the Contract Prospectus or the Contract Prospectus
Summary.)

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING
Financial Advisers, LLC (Member SIPC), 151 Farmington Avenue, Hartford, CT 06156, or through other
Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V. Insurance obligations are the responsibility of each individual company.

XCS.01107-06AFTCT	December 2006
C06-1115-005R